News Release

Investor Contact:

Niels Christensen, 215-986-6651
Niels.Christensen@unisys.com

Media Contact:
Bruce Hight, 512-944-2032
bruce.hight@hkstrategies.com



UNISYS ANNOUNCES FOURTH-QUARTER AND FULL YEAR 2015 FINANCIAL RESULTS

BLUE BELL, Pa., January 28, 2016 -- Unisys Corporation (NYSE: UIS) today reported fourth quarter and full year 2015 results.

4Q 2015:

* Revenue of $790 million

* Operating profit margin of 2.0 percent; 12.1 percent(1) before cost reduction charges and other expense of $53 million and pension expense of $27 million

* Diluted earnings per share of $0.02

* Non-GAAP diluted earnings per share(2) of $1.58

Full Year 2015:

* Revenue of $3,015 million

* Operating profit margin of (1.8) percent; 5.8 percent before cost reduction charges and other expense of $123 million and pension expense of $109 million

* Diluted loss per share of ($2.20)

* Non-GAAP diluted earnings per share of $2.26

"Our progress as a provider of higher-value, industry-focused IT solutions continues," said Unisys President and CEO Peter Altabef. "Our efforts to reduce costs, sharpen our market focus and enhance our offerings continued to improve our competitiveness and positioning in the marketplace. In the fourth quarter, services revenue continued to grow in constant currency, our non-GAAP operating profitability improved, we made a number of critical leadership additions, and our Stealth offering continued to gain traction."

SUMMARY OF BUSINESS RESULTS

* Fourth quarter 2015

     * Company:

          * Revenue of $790 million declined 13 percent year-over-year; down 6 percent in constant currency(3) as Services revenue growth in Constant currency was offset by lower Technology revenue.

          * Overall operating profit margin of 2.0 percent includes cost reduction charges and other expense and pension expense. Fourth quarter 2015 non-GAAP operating profit margin was 12.1 percent, an increase of 100 basis points from the prior year.

     * Services:

          * Service revenue, which represented 82 percent of total revenue, declined by 6 percent, growing 2 percent in constant currency; the fourth consecutive quarter of year-over-year growth in constant currency principally reflected higher Application Services revenue.

          * Services operating profit margin was 3.6 percent, an increase of 20 basis points from the prior year, reflecting the benefit of cost reduction actions taken in 2015.

     * Technology:

          * Technology revenue, which represented 18 percent of total revenue, declined 35 percent, down 30 percent in constant currency, reflecting reduced ClearPath Forward(TM) revenue, which can vary significantly from quarter-to-quarter based on the timing of license renewals, and lower sales of low-margin third party equipment.

          * Operating profit margin improved to 46.8 percent from 36.1 percent in the prior year due to a higher proportion of software revenue and the benefit of operating cost reductions.

* Full Year 2015

     * Company:

          * Revenue of $3,015 million declined 10 percent year-over-year; down 2 percent in constant currency, reflecting lower Technology revenue.

          * Overall operating profit margin of (1.8) percent includes cost reduction charges and other expense and pension expense.

     * Services:

          * Services revenue, which represented 86 percent of total revenue, declined by 6 percent, growing 2 percent in constant currency. The growth in constant currency principally reflected higher Application Services revenue.

          * Services operating profit margin was 2.3 percent, a decrease of 110 basis points from the prior year, reflecting the impact of currency, which offset the benefit of cost reduction actions taken in 2015.

     * Technology:

          * Technology revenue, which represented 14 percent of total revenue, declined 28 percent, down 22 percent in constant currency, reflecting reduced ClearPath Forward(TM) revenue and lower sales of low-margin third party equipment.

          * Technology operating profit margin improved to 24.8 percent from
            21.9 percent in the prior year due to operating cost reductions.

CASH FLOW

* Fourth quarter 2015 free cash flow(4) of $63 million rose 73 percent year-over-year due principally to lower capital expenditures. Adjusted free cash flow(5) in fourth quarter 2015 doubled from the prior year to $117 million.

* Full year 2015 free cash flow usage of $213 million, an increase of $121 million from 2014, included $59 million in cost reduction payments and the impact of $48 million in delayed receivable payments from a large Public Sector client, which were not received until January 2016. Adjusted free cash flow usage of $6 million in 2015 declined $98 million from 2014.

* The company ended 2015 with $365 million in cash.

2016 OUTLOOK

* Unisys will discuss the 2016 outlook during the quarterly earnings conference call.

CONFERENCE CALL

Unisys will hold a conference call today at 5:30 p.m. Eastern Time to discuss its results. The listen-only Webcast, as well as the accompanying presentation materials, can be accessed on the Unisys Investor Web site at www.unisys.com/investor. Following the call, an audio replay of the Webcast, and accompanying presentation materials, can be accessed through the same link.

NON-GAAP INFORMATION

Unisys reports its results in accordance with Generally Accepted Accounting Principles (GAAP) in the United States. However, in an effort to provide investors with additional perspective regarding the company's results as determined by GAAP, the company also discusses, in its earnings press release and/or earnings presentation materials, non-GAAP information which management believes provides useful information to investors. Management uses supplemental non-GAAP financial measures internally to understand, manage and evaluate the business and assess operational alternatives.

Non-GAAP measures are not intended to be considered in isolation or as substitutes for results determined in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. (See GAAP to non-GAAP reconciliations attached.)

(1) Non-GAAP operating profit - During the fourth quarter and full year 2015, Unisys recorded pretax pension expense and a pretax charge in connection with cost reduction actions and other expense. In order to provide investors with additional understanding of the company's operating results, these changes are excluded from the operating profit.

(2) Non-GAAP diluted earnings per share - During the fourth quarter and full year 2015, Unisys recorded pension expense, net of tax, and a charge, net of tax, in connection with cost reduction actions and other expense. In an effort to provide investors with a perspective on the company's earnings without these charges, they are excluded from the non-GAAP diluted earnings/loss per share calculations.

(3) Constant currency - The company refers to growth rates in constant currency or on a constant currency basis so that the business results can be viewed without the impact of fluctuations in foreign currency exchange rates to facilitate comparisons of the company's business performance from one period to another. Constant currency is calculated by retranslating current and prior period results at a consistent rate.

(4) Free cash flow - The company defines free cash flow as cash flow from operations less capital expenditures. Management believes this measure gives investors an additional perspective on cash flow from operating activities in excess of amounts required for reinvestment.

(5) Adjusted free cash flow - Adjusted free cash flow provides free cash flow before the company's pension contributions or cost reduction payments in an effort to provide investors with a perspective on the company's free cash flow generation before these items.

ABOUT UNISYS

Unisys is a global information technology company that works with many of the world's largest companies and government organizations to solve their most pressing IT and business challenges. Unisys specializes in providing integrated, leading-edge solutions to clients in the government, financial services and commercial markets. With more than 20,000 employees serving clients around the world, Unisys offerings include cloud and infrastructure services, application services, security solutions, and high-end server technology. For more information, visit www.unisys.com.

FORWARD-LOOKING STATEMENTS

Any statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, any projections of earnings, revenues, or other financial items; any statements of the company's plans, strategies or objectives for future operations; statements regarding future economic conditions or performance; and any statements of belief or expectation. All forward-looking statements rely on assumptions and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. Risks and uncertainties that could affect the company's future results include the company's ability to effectively anticipate and respond to volatility and rapid technological innovation in its industry; the company's ability to maintain and grow its technology business; the company's ability to improve margins in its services business; the company's ability to drive efficiencies across all of its operations; the company's significant pension obligations and requirements to make significant cash contributions to its defined benefit plans; financial market conditions that may inhibit the company's ability to access capital and credit markets to address its liquidity needs; the company's ability to attract, motivate and retain experienced and knowledgeable personnel in key positions; the potential adverse effects of aggressive competition in the information services and technology marketplace; the company's ability to retain significant clients; the company's contracts may not be as profitable as expected or provide the expected level of revenues; cybersecurity breaches could result in significant costs and could harm the company's business and reputation; a significant disruption in the company's IT systems could adversely affect the company's business and reputation; the company may face damage to its reputation or legal liability if its clients are not satisfied with its services or products; the performance and capabilities of third parties with whom the company has commercial relationships; the adverse effects of global economic conditions, acts of war, terrorism or natural disasters; contracts with U.S. governmental agencies may subject the company to audits, criminal penalties, sanctions and other expenses and fines; the risks of doing business internationally when a significant portion of the company's revenue is derived from international operations; the potential for intellectual property infringement claims to be asserted against the company or its clients; the possibility that pending litigation could affect the company's results of operations or cash flow; the business and financial risk in implementing future dispositions or acquisitions; and the company's consideration of all available information following the end of the year and before the filing of the Form 10-K and the possible impact of this subsequent event information on its financial statements for the reporting period. Additional discussion of factors that could affect the company's future results is contained in its periodic filings with the Securities and Exchange Commission. The company assumes no obligation to update any forward-looking statements.

###

RELEASE NO.: 0128/9388

Unisys and other Unisys products and services mentioned herein, as well as their respective logos, are trademarks or registered trademarks of Unisys Corporation. Any other brand or product referenced herein is acknowledged to be a trademark or registered trademark of its respective holder.

                        UNISYS CORPORATION
                 CONSOLIDATED STATEMENTS OF INCOME
                            (Unaudited)
                 (Millions, except per share data)

                           Three Months            Year
                        Ended December 31    Ended December 31
                        ------------------   ------------------
                          2015      2014       2015      2014
                        --------  --------   --------  --------
Revenue
  Services                $649.1    $688.7 * $2,605.6  $2,785.7 *
  Technology               140.8     217.1 *    409.5     570.7 *
                        --------  --------   --------  --------
                           789.9     905.8    3,015.1   3,356.4
Costs and expenses
  Cost of revenue:
    Services               592.0     573.9 *  2,306.7   2,337.8 *
    Technology              38.9      87.2 *    167.5     240.8 *
                        --------  --------   --------  --------
                           630.9     661.1    2,474.2   2,578.6
Selling, general and
  administrative           130.0     144.0      519.6     554.1
Research and development    13.2      18.3       76.4      68.8
                        --------  --------   --------  --------
                           774.1     823.4    3,070.2   3,201.5
                        --------  --------   --------  --------
Operating profit (loss)     15.8      82.4      (55.1)    154.9

Interest expense             3.6       2.6       11.9       9.2
Other income (expense),
  net                        0.2       8.8        8.2      (0.2)
                        --------  --------   --------  --------
Income (loss) before
  income taxes              12.4      88.6      (58.8)    145.5
Provision for income
  taxes                     11.1      23.9       44.4      86.2
                        --------  --------   --------  --------
Consolidated net income
  (loss)                     1.3      64.7     (103.2)     59.3
Net income attributable
  to noncontrolling
  interests                  0.2       2.9        6.7      12.6
                        --------  --------   --------  --------
Net income (loss) attributable
  to Unisys Corporation      1.1      61.8     (109.9)     46.7
Preferred stock dividend      -         -          -        2.7
                        --------  --------   --------  --------
Net income (loss) attributable
  to Unisys Corporation
  common shareholders       $1.1     $61.8    ($109.9)    $44.0
                        ========  ========   ========  ========

Earnings (loss) per common share attributable
  to Unisys Corporation
    Basic                 $  .02    $ 1.24    ($ 2.20)   $  .89
                        ========  ========   ========  ========
    Diluted               $  .02    $ 1.24    ($ 2.20)   $  .89
                        ========  ========   ========  ========
Shares used in the per share
  computations (thousands):
  Basic                   49,937    49,689     49,905    49,280
  Diluted                 50,049    49,948     49,905    49,584

* Changed to conform with the 2015 presentation.

                        UNISYS CORPORATION
                          SEGMENT RESULTS
                            (Unaudited)
                             (Millions)

                                 Elimi-
                       Total     nations    Services  Technology
                      --------   --------   --------  ----------
Three Months Ended
December 31, 2015
------------------
Customer revenue        $789.9                $649.1      $140.8
Intersegment                        ($8.4)       -           8.4
                      --------   --------   --------    --------
Total revenue           $789.9      ($8.4)    $649.1      $149.2
                      ========   ========   ========    ========
Gross profit percent     20.1%                 16.2%       68.4%
                      ========              ========    ========
Operating profit
  percent                 2.0%                  3.6%       46.8%
                      ========              ========    ========
Three Months Ended
December 31, 2014 *
------------------
Customer revenue        $905.8                $688.7      $217.1
Intersegment                       ($35.5)       -          35.5
                      --------   --------   --------    --------
Total revenue           $905.8     ($35.5)    $688.7      $252.6
                      ========   ========   ========    ========
Gross profit percent     27.0%                 17.9%       58.2%
                      ========              ========    ========
Operating profit
  percent                 9.1%                  3.4%       36.1%
                      ========              ========    ========

Year Ended
December 31, 2015
------------------
Customer revenue      $3,015.1              $2,605.6      $409.5
Intersegment                       ($49.0)       0.1        48.9
                      --------   --------   --------    --------
Total revenue         $3,015.1     ($49.0)  $2,605.7      $458.4
                      ========   ========   ========    ========

Gross profit percent     17.9%                 15.8%       55.3%
                      ========              ========    ========
Operating profit
  (loss) percent         (1.8%)                 2.3%       24.8%
                      ========              ========    ========
Year Ended
December 31, 2014 *
------------------
Customer revenue      $3,356.4              $2,785.7      $570.7
Intersegment                       ($58.4)       0.3        58.1
                      --------   --------   --------    --------
Total revenue         $3,356.4     ($58.4)  $2,786.0      $628.8
                      ========   ========   ========    ========

Gross profit percent     23.2%                 17.4%       55.3%
                      ========              ========    ========
Operating profit
  percent                 4.6%                  3.4%       21.9%
                      ========              ========    ========
* Changed to conform with the 2015 presentation.

                        UNISYS CORPORATION
                    CONSOLIDATED BALANCE SHEETS
                            (Unaudited)
                            (Millions)

                                       December 31, December 31,
                                           2015         2014
                                        ----------   ----------
Assets
Current assets
Cash and cash equivalents                   $365.2       $494.3
Accounts and notes receivable, net           581.6        619.3
Inventories
   Parts and finished equipment               20.9         22.2
   Work in process and materials              22.9         24.5
Deferred income taxes                         24.1         16.4
Prepaid expense and other
 current assets                              121.0        140.6
                                        ----------   ----------
Total                                      1,135.7      1,317.3
                                        ----------   ----------
Properties                                   876.6      1,059.4
Less accumulated depreciation
  and amortization                           722.8        890.7
                                        ----------   ----------
Properties, net                              153.8        168.7
                                        ----------   ----------
Outsourcing assets, net                      182.0        150.9
Marketable software, net                     138.5        144.1
Prepaid postretirement assets                 45.1         19.9
Deferred income taxes                        114.5        154.6
Goodwill                                     177.4        183.9
Other long-term assets                       196.2        209.3
                                        ----------   ----------
Total                                     $2,143.2     $2,348.7
                                        ==========   ==========
Liabilities and deficit
Current liabilities
Notes payable                                $65.8         $0.0
Current maturities of long-term debt          11.0          1.8
Accounts payable                             219.3        262.5
Deferred revenue                             335.1        348.3
Other accrued liabilities                    339.3        385.1
                                        ----------   ----------
Total                                        970.5        997.7
                                        ----------   ----------
Long-term debt                               235.5        222.2
Long-term postretirement liabilities       2,111.3      2,369.9
Long-term deferred revenue                   123.3        119.5
Other long-term liabilities                   81.2         91.8
Commitments and contingencies
Total deficit                             (1,378.6)    (1,452.4)
                                        ----------   ----------
Total                                     $2,143.2     $2,348.7
                                        ==========   ==========

                        UNISYS CORPORATION
               CONSOLIDATED STATEMENT OF CASH FLOWS
                            (Unaudited)
                            (Millions)
                                                 Year Ended
                                                 December 31
                                              ------------------
                                                2015       2014
                                              -------    -------
Cash flows from operating activities

Consolidated net (loss) income                ($103.2)     $59.3
Add (deduct) items to reconcile consolidated net (loss)
 income to net cash provided by operating activities:
Foreign currency transaction loss                 8.4        7.4
Employee stock compensation                       9.4       10.4
Depreciation and amortization of properties      57.5       52.0
Depreciation and amortization of
 outsourcing assets                              55.7       58.1
Amortization of marketable software              66.9       58.5
Other non-cash operating activities               4.6        7.8
Disposals of capital assets                       9.7        1.8
Gain on sale of business                            -       (0.7)
Pension contributions                          (148.3)    (183.4)
Pension expense                                 108.7       73.8
Decrease in deferred
 income taxes, net                                1.2       24.8
Increase in receivables, net                    (11.5)     (14.3)
(Increase) decrease in inventories               (3.7)       6.3
(Decrease) increase in accounts payable
 and other accrued liabilities                  (61.1)      14.4
Decrease in other liabilities                    (7.5)     (31.1)
Decrease (increase) in other assets              14.4      (23.7)
                                              -------    -------
Net cash provided by operating activities         1.2      121.4
                                              -------    -------
Cash flows from investing activities
 Proceeds from investments                    3,831.6    5,654.0
 Purchases of investments                    (3,806.2)  (5,640.3)
 Investment in marketable software              (62.1)     (73.6)
 Capital additions of properties                (49.6)     (53.3)
 Capital additions of outsourcing assets       (102.0)     (85.9)
 Other                                           10.4        3.8
                                              -------    -------
Net cash used for investing activities         (177.9)    (195.3)
                                              -------    -------
Cash flows from financing activities

 Purchases of common stock                          -      (35.7)
 Payments of long-term debt                     (10.4)         -
 Dividends paid on preferred shares                 -       (4.0)
 Proceeds from exercise of stock options          3.7        3.4
 Proceeds from issuance of long-term debt        31.8          -
 Net proceeds from short-term borrowings         65.8          -
 Financing fees                                   (.3)       (.6)
                                              -------    -------
Net cash provided by (used for)
  financing activities                           90.6      (36.9)
                                              -------    -------
Effect of exchange rate changes on cash
 and cash equivalents                           (43.0)     (34.7)
                                              -------    -------

Decrease in cash and cash equivalents          (129.1)    (145.5)
Cash and cash equivalents, beginning of
 period                                         494.3      639.8
                                              -------    -------
Cash and cash equivalents, end of period       $365.2     $494.3
                                              =======    =======

                              (1)
                        UNISYS CORPORATION
  RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
                          (Unaudited)
              (Millions, except per share data)

                           Three Months Ended      Year Ended
                           December 31, 2015    December 31, 2015
                           ------------------   -----------------
GAAP net income (loss)
  attributable to Unisys Corporation
  common shareholders              $1.1              ($109.9)

Cost reduction and other expense,
  net of tax                       51.5                116.5

Pension expense, net of tax        26.7                106.6
                               --------             --------
Non-GAAP net income
  attributable to Unisys Corporation
  common shareholders              79.3                113.2

Add preferred stock dividend        0.0                  0.0
                               --------             --------
Non-GAAP net income
  attributable to Unisys
  Corporation for diluted
  earnings per share              $79.3               $113.2
                               ========             ========
Weighted average
  shares (thousands)             49,937               49,905

Plus incremental shares from assumed conversion:
  Employee stock plans              112                  150
  Preferred stock                     0                    0
                               --------             --------
GAAP adjusted weighted
  average shares                 50,049               50,055
                               ========             ========
Diluted earnings per share

GAAP basis
GAAP net income (loss)
  attributable to Unisys
  Corporation for diluted
  earnings per share               $1.1              ($109.9)

Divided by adjusted weighted
  average shares                 50,049               49,905
GAAP earnings (loss)
  per diluted share              $  .02              ($ 2.20)
                               ========             ========
Non-GAAP basis
Non-GAAP net income
  attributable to Unisys
  Corporation for diluted
  earnings per share              $79.3               $113.2

Divided by Non-GAAP adjusted
  weighted average shares        50,049               50,055

Non-GAAP earnings
  per diluted share              $ 1.58               $ 2.26
                               ========             ========

                              (2)
                        UNISYS CORPORATION
       RECONCILIATION OF GAAP OPERATING PROFIT TO NON-GAAP
                         OPERATING PROFIT
                           (Unaudited)
                            (Millions)

                              Three Months           Year
                           Ended December 31   Ended December 31
                           -----------------   -----------------
                             2015     2014       2015      2014
                           -------- --------   -------- --------
GAAP operating profit
  (loss)                      $15.8    $82.4     ($55.1)  $154.9

Cost reduction and other
  expense                      52.5      0.0      122.5      0.0
FAS87 pension expense          27.2     18.3      108.7     73.8
                           -------- --------   -------- --------
Non-GAAP operating profit     $95.5   $100.7     $176.1   $228.7
                           ======== ========   ======== ========

Customer Revenue             $789.9   $905.8   $3,015.1 $3,356.4
GAAP operating profit
  (loss) %                     2.0%     9.1%      (1.8%)    4.6%
Non-GAAP operating profit %   12.1%    11.1%        5.8%    6.8%

                              (3)
                      UNISYS CORPORATION
               RECONCILIATION OF GAAP TO NON-GAAP
                          (Unaudited)
                           (Millions)

FREE CASH FLOW
--------------
                              Three Months          Year
                           Ended December 31   Ended December 31
                           -----------------   -----------------
                             2015     2014       2015     2014
                           -------- --------   -------- --------
Cash provided by
  operations                 $109.7   $105.5       $1.2   $121.4

Additions to marketable
  software                    (15.3)   (17.5)     (62.1)   (73.6)
Additions to properties        (9.4)   (11.4)     (49.6)   (53.3)
Additions to outsourcing
  assets                      (21.6)   (40.0)    (102.0)   (85.9)
                           -------- --------   -------- --------
Free Cash Flow                 63.4     36.6     (212.5)   (91.4)
Pension funding                32.7     22.1      148.3    183.4
Cost reduction funding         20.9       -        58.5       -
                           -------- --------   -------- --------
Free cash flow before
  pension & cost reduction
  funding                    $117.0    $58.7      ($5.7)   $92.0
                           ======== ========   ======== ========